UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FEMASYS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O FEMASYS INC. P.O. BOX 1342 BRENTWOOD, NY 11717 FEMASYS INC. 2025 Annual Meeting Vote by June 24, 2025 11:59 P.M. EDT Vote in Person at the Meeting* June 25, 2025 9:00 AM EDT Offices at Femasys Inc. 3950 Johns Creek Court, Suite 100 Suwanee, Georgia 30024 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V74720-P31331 You invested in FEMASYS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2025. Get informed before you vote View the Notice & Proxy Statement for the Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2024 are available online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends1.Election of Directors Nominees:1a.Alistair Milnes For 1b.Edward Uzialko, Jr. For 2.To approve an amendment to the Femasys Inc. 2021 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2021 Plan by 3,000,000 shares. For 3.To ratify the appointment of KPMG LLP as the independent registered public accounting firm. For 4. To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.